UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Bank of Hawaii Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE FROM BANK OF HAWAII CORPORATION
ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, APRIL 24, 2020
The following press release and Notice of Change of Location (the “Notice”) supplements and relates to the original Notice of 2020 Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) of Bank of Hawaii Corporation (the “Company”) dated March 13, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, April 24, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 27, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE BANK OF HAWAII CORPORATION PROXY STATEMENT DATED MARCH 13, 2020

Bank of Hawaii Corporation Announces Change of Location
For 2020 Annual Shareholders Meeting

HONOLULU--(BUSINESS WIRE)-March, 27, 2020-- Bank of Hawaii Corporation (NYSE: BOH) today announced that its annual Shareholders Meeting scheduled for Friday, April 24, 2020, 8:30 a.m. (HST) at Bank of Hawaii’s Headquarters in Honolulu, Hawaii, will now be conducted via a virtual live webcast format only. There will be no in-person shareholder attendance.

The change in venue is due to the emerging public health impact of the novel coronavirus COVID-19 outbreak and to support the health and well-being of its employees and shareholders. Additional information regarding the Shareholders Meeting is available in supplemental proxy materials filed with the SEC: http://ir.boh.com/sec-filings/sec-filing/defa14a/0000046195-20-000032.

Shareholders of record as of the close of business on February 28, 2020, can participate in the virtual meeting on the day of the Meeting (April 24, 2020) via the internet at: www.virtualshareholdermeeting.com/BOH2020 by entering the control number indicated on the shareholder’s proxy card, voting instruction form or notice.

Shareholders are urged to vote and submit their proxy in advance of the meeting whether or not they are planning to participate in the Annual Meeting at www.proxyvote.com by entering the control number indicated on the shareholder’s proxy card, voting instruction form or notice.

It is Bank of Hawaii’s intent to return to in-person shareholder meetings once the COVID-19 crisis passes.

About Bank of Hawaii
Bank of Hawaii Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

Media Inquiries
Stafford Kiguchi
Telephone: 808-694-8580
Mobile: 808-265-6367
E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries
Cindy Wyrick
Telephone: 808-694-8430
E-mail: Cindy.Wyrick@boh.com

NOTICE OF CHANGE OF LOCATION
OF 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 24, 2020

To the Shareholders of Bank of Hawaii Corporation:

Due to the emerging public health impact of the novel coronavirus COVID-19 outbreak and to support the health and well-being of our directors, shareholders, employees and others, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Bank of Hawaii Corporation (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Friday, April 24, 2020 at 8:30 a.m., Hawaii Standard Time. However, in light of public health concerns regarding COVID-19, the Annual Meeting will be held in a virtual meeting format only via live audio webcast. A virtual annual meeting is a meeting where shareholders, management, and directors are not physically in the same room but meet through means of remote communication.

You will be able to attend the Annual Meeting, vote, submit questions and examine a list of the Company’s shareholders by visiting www.virtualshareholdermeeting.com/BOH2020 and gaining access using your unique 16-digit control number found on your proxy card, voting instruction form or notice. You will not be able to attend the Annual Meeting physically in person. If you have difficulty accessing the virtual meeting, please contact 800-586-1548 (US) or 303-562-9288 (International).
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on the record date of February 28, 2020, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. You may vote during the Annual Meeting by following the instructions available on the meeting website at www.virtualshareholdermeeting.com/BOH2020.
By Order of the Board of Directors,
Mark A. Rossi
Vice Chair and Corporate Secretary
Bank of Hawaii Corporation
March 27, 2020
The Annual Meeting on April 24, 2020 at 8:30 a.m. Hawaii Standard Time can be accessed at www.virtualshareholdermeeting.com/BOH2020. The proxy statement and Annual Report are available on our Investor Relations website at http://ir.boh.com. Additionally, you may access our proxy materials at www.proxyvote.com.

BANK OF HAWAII CORPORATION
130 MERCHANT STREET, 20TH FLOOR
HONOLULU, HI 96813
ATTN: TERRY SASAMURA

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on April 23, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BOH2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on April 23, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D05383-Z76788

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BANK OF HAWAII CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. S. Haunani Apoliona	☐	☐	☐
1b. Mark A. Burak	☐	☐	☐
1c. John C. Erickson	☐	☐	☐
1d. Joshua D. Feldman	☐	☐	☐
1e. Peter S. Ho	☐	☐	☐
1f. Michelle E. Hulst	☐	☐	☐
1g. Kent T. Lucien	☐	☐	☐
1h. Alicia E. Moy	☐	☐	☐
1i. Victor K. Nichols	☐	☐	☐
1j. Barbara J. Tanabe	☐	☐	☐
1k. Dana M. Tokioka	☐	☐	☐
1l. Raymond P. Vara, Jr.	☐	☐	☐
1m. Robert W. Wo	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Say on Pay - An advisory vote to approve executive compensation.	☐	☐	☐
3. Ratification of Re-appointment of Ernst & Young LLP for 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, 2019 Annual Report on Form 10-K and Summary Annual Report are available at www.proxyvote.com.

D05384-Z76788

BANK OF HAWAII CORPORATION
Notice of 2020 Annual Meeting of Shareholders
Proxy Solicited by the Board of Directors for Annual Meeting - April 24, 2020

Mark A. Rossi and Russell Lum, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bank of Hawaii Corporation to be held virtually at www.virtualshareholdermeeting.com/BOH2020 on April 24, 2020 at 8:30 a.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

For those who are participants in the Bank of Hawaii Retirement Savings Plan (the "Plan"), this proxy also covers all shares of Bank of Hawaii Corporation stock for which you have the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Plan. Please instruct the Trustee how to vote on these proposals by indicating your selection on the reverse of this Proxy card.

If the Trustee does not receive written instructions from you before 5:00 PM Central time on April 21, 2020, the Trustee will vote your shares held in the Plan in the same proportion as the shares for which instructions are received.

(Items to be voted appear on reverse side.)

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2020.

BANK OF HAWAII CORPORATION

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 28, 2020
Date: April 24, 2020 **Time:** 8:30 AM HST
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BOH2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BOH2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D05389-P34208

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   2019 ANNUAL REPORT ON FORM 10-K   SUMMARY ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/BOH2020.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

D05390-P34208

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. S. Haunani Apoliona

1b. Mark A. Burak

1c. John C. Erickson

1d. Joshua D. Feldman

1e. Peter S. Ho

1f. Michelle E. Hulst

1g. Kent T. Lucien

1h. Alicia E. Moy

1i. Victor K. Nichols

1j. Barbara J. Tanabe

1k. Dana M. Tokioka

1l. Raymond P. Vara, Jr.

1m. Robert W. Wo

2. Say on Pay - An advisory vote to approve executive compensation.

3. Ratification of Re-appointment of Ernst & Young LLP for 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D05391-P34208